Exhibit 10.9

AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT
THIS AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made and entered into as of October 7, 2019 by and among DANAHER CORPORATION, a Delaware corporation (the “Company”), each of the Lenders (as defined in the Credit Agreement) party hereto, each of BANK OF AMERICA, N.A., LONDON BRANCH, CITIBANK, N.A.,, and WELLS FARGO BANK, NATIONAL ASSOCIATION each in their respective roles as a Swing Line Lender, and BANK OF AMERICA, N.A., as Administrative Agent (the “Administrative Agent”).
W I T N E S S E T H:
WHEREAS, the Company, the Designated Borrowers from time to time party thereto, the Administrative Agent and the Lenders from time to time party thereto have entered into that certain Second Amended and Restated Credit Agreement dated as of August 27, 2019 (as amended, restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”; all capitalized terms not otherwise defined herein shall have the meaning given thereto in the Credit Agreement);
WHEREAS, the Company has requested that the Credit Agreement be amended as set forth herein, and the Lenders and Swing Line Lenders party hereto have agreed to such amendments subject to the conditions set forth herein;
NOW, THEREFORE, in consideration of the premises and the terms hereof, the parties hereto agree as follows:
1.Amendments to Credit Agreement. Subject to the terms and conditions set forth herein:
(a)    Section 1.01 to the Credit Agreement is hereby amended by:
(i)    The definition of “Swing Line Lender” is hereby deleted in its entirety and replaced with:
““Swing Line Lender” means (a) with respect to Swing Line Loans denominated in Dollars, each of Citi and Wells Fargo Bank, National Association, each in its capacity as a provider of Swing Line Loans denominated in Dollars, and any successor swing line lender for Dollars hereunder, and (b) with respect to Swing Line Loans denominated in Euros, Bank of America, N.A. London Branch or one of more other branches or Affiliates of Bank of America acting in such capacity as a provider of Swing Line Loans denominated in Euros, and any successor swing line lender for Euros hereunder, in an aggregate amount up to the Swing Line Commitment.”
(ii)    The definition of “Swing Line Percentage” is hereby deleted in its entirety and replaced with:
““Swing Line Percentage” means, with respect to each Swing Line Lender and with respect to each Swing Line Sublimit, the corresponding percentage to such Swing Line Lender’s Swing Line Commitment.”
(iii)    The definition of “Swing Line Sublimit” is hereby deleted in its entirety and replaced with:
““Swing Line Sublimit” means (a) with respect to Swing Line Loans denominated in Dollars, $250,000,000 and (b) with respect to Swing Line Loans denominated in Euros, the

Alternative Currency Equivalent of $250,000,000; provided that in no event shall the aggregate Swing Line Sublimit exceed the Aggregate Commitments (and if any adjustment is required to the Swing Line Sublimit as a result of the reduction of the Aggregate Commitments, such adjustment shall, unless otherwise agreed among the Swing Line Lenders and the Borrower, be applied pro rata between the portion of the Swing Line Sublimit allocated to Dollars and the portion of the Swing Line Sublimit allocated to Euros, and ratably among the relevant Swing Line Lenders). The Swing Line Sublimit is part of, and not in addition to, the Aggregate Commitments.”
(b)    Section 2.04(a) to the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:
“(a)    The Swing Line. Subject to the terms and conditions set forth herein, each applicable Swing Line Lender shall make loans (as applicable) in Dollars or Euros (each such loan, a “Swing Line Loan”) to the Company from time to time on any Business Day during the Availability Period in an aggregate amount not to exceed at any time outstanding the amount of such Swing Line Lender’s Swing Line Percentage of the Swing Line Sublimit applicable to Swing Line Loans in the requested currency; provided, however, that (i) after giving effect to any Swing Line Loan, (x) the Total Outstandings shall not exceed the Aggregate Commitments, and (y) the aggregate Outstanding Amount of the Committed Loans of any Lender, plus such Lender’s Pro Rata Share of the Outstanding Amount of all Swing Line Loans shall not exceed such Lender’s Commitment, (ii) that the Company shall not use the proceeds of any Swing Line Loan to refinance any outstanding Swing Line Loan, (iii) the applicable Swing Line Lender shall not be under any obligation to make any Swing Line Loan if it shall determine (which determination shall be conclusive and binding absent manifest error) that it has, or by such credit extension may have, Fronting Exposure and (iv) such Swing Line Loans, when aggregated with the Pro Rata Share of the Outstanding Amount of Committed Loans of each Lender acting as a Swing Line Lender and its Affiliates, does not exceed the greater of (x) such Lender’s Commitment and (y) such Lender’s Swing Line Sublimit. Within the foregoing limits, and subject to the other terms and conditions hereof, the Company may borrow under this Section 2.04, prepay under Section 2.05, and reborrow under this Section 2.04. Each Swing Line Loan denominated in Dollars shall be a Base Rate Loan and each Swing Line Loan denominated in Euros shall be a Euro Swing Line Rate Loan. Immediately upon the making of a Swing Line Loan, each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the applicable Swing Line Lender a risk participation in such Swing Line Loan in an amount equal to the product of such Lender’s Pro Rata Share times the Dollar Equivalent of such Swing Line Loan.”
(c)    Schedule 2.01 to the Credit Agreement is hereby amended by replacing such schedule in its entirety with the revised version thereof attached hereto as Exhibit A, and (c) Schedule 11.02 to the Credit Agreement is hereby amended by replacing such schedule in its entirety with the revised version thereof attached hereto as Exhibit B.
2.    Effectiveness; Conditions Precedent. This Amendment shall become effective on the first Business Day on which the following conditions are satisfied or waived (such date, the “Effective Date”):
(a)    The Administrative Agent shall have received counterparts of this Amendment, duly executed by the Company, the Administrative Agent, each Swing Line Lender party hereto and the Required Lenders, which counterparts may be delivered by telefacsimile or other electronic means (including .pdf), but such delivery will be promptly followed by the delivery of original signature pages by each Person party hereto unless waived by the Administrative Agent.

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(b)    All fees and expenses payable to the Administrative Agent (including the fees and expenses of counsel to the Administrative Agent to the extent due and payable under Section 11.04 of the Credit Agreement) estimated to date and for which invoices have been presented a reasonable period of time prior to the effectiveness hereof shall have been paid in full (without prejudice to final settling of accounts for such fees and expenses).
3.    Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, the Company represents and warrants to the Administrative Agent and the Lenders as follows:
(a)    No Default or Event of Default exists as of the date hereof or would result from, or after giving effect to, the amendments contemplated hereby;
(b)    the representations and warranties of (i) the Borrowers contained in Article V of the Credit Agreement and (ii) each Loan Party contained in each other Loan Document are true and correct in all material respects (provided that such materiality qualifier shall not apply to the extent that any such representation or warranty is already qualified or modified by materiality in the text thereof), on and as of the Effective Date, after giving effect to the amendments contemplated hereby, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (provided that such materiality qualifier shall not apply to the extent that any such representation or warranty is already qualified or modified by materiality in the text thereof) as of such earlier date, and except that for purposes of this clause (b), (i) the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement and (ii) the representations and warranties in subsection (c) of Section 5.05 of the Credit Agreement, subsection (b) of Section 5.06 of the Credit Agreement and Section 5.10 of the Credit Agreement need only be true and correct on and as of the Closing Date;
(c)    it has the legal power and authority to execute and deliver this Amendment;
(d)    the officer executing this Amendment on its behalf has been duly authorized to execute and deliver the same and bind it with respect to the provisions hereof;
(e)    the execution, delivery and performance by the Company of this Amendment have been duly authorized by all necessary corporate or other organizational action, and do not and will not (i) contravene the terms of any of the Company’s Organization Documents; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, (A) any Contractual Obligation to which the Company is a party except to the extent that such conflict, breach, contravention, Lien or violation could not reasonably be expected to have a Material Adverse Effect or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which the Company or its property is subject; or (iii) violate any Law in any material respect;
(f)    this Amendment constitutes its legal, valid and binding obligation, enforceable in accordance with its terms.
4.    Entire Agreement. This Amendment is a Loan Document. This Amendment, together with all the other Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated

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in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 11.01 of the Credit Agreement.
5.    Full Force and Effect of Credit Agreement. Except as hereby specifically amended, modified or supplemented, the Credit Agreement is hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to its respective terms.
6.    Governing Law. This Amendment shall in all respects be governed by, and construed in accordance with, the laws of the State of New York, and shall be further subject to the provisions of Sections 11.17 and 11.18 of the Credit Agreement.
7.    Enforceability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction..
8.    References; Interpretation. All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby. The rules of interpretation set forth in Section 1.02 of the Credit Agreement shall be applicable to this Amendment.
9.    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Company, the Administrative Agent and each of the Lenders, and their respective successors, legal representatives, and assignees to the extent such assignees are permitted assignees as provided in Section 11.07 of the Credit Agreement.
10.    No Novation; Reaffirmation. Neither the execution and delivery of this Amendment nor the consummation of any other transaction contemplated hereunder is intended to constitute a novation of the Credit Agreement or of any of the other Loan Documents or any obligations thereunder. The Company hereby (i) affirms and confirms each of the Loan Documents to which it is a party and its Obligations thereunder, (ii) affirms that it has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Amendment and (iii) agrees that, notwithstanding the effectiveness of this Amendment, each Loan Document shall continue to be in full force and effect.
11.    Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic means (including .pdf) shall be effective as delivery of a manually executed counterpart of this Amendment.
[Remainder of page is intentionally left blank; signature pages follow.]

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IN WITNESS WHEREOF, the parties have duly executed this Amendment on the day and year first written above.
DANAHER CORPORATION, as the Company
By:     /s/ Frank T. McFaden
Name:    Frank T. McFaden
Title:    Vice President & Treasurer

Danaher Corporation
Amendment No. 2 to Second Amended and Restated Credit Agreement
Signature Pages

ADMINISTRATIVE AGENT:
BANK OF AMERICA, N.A., as Administrative Agent
By:     /s/ Liliana Claar
Name:     Liliana Claar
Title: Vice President

Danaher Corporation
Amendment No. 2 to Second Amended and Restated Credit Agreement
Signature Pages

BANK OF AMERICA, N.A., as a Lender and a Swing Line Lender
By:     /s/ Mukesh Singh
Name:     Mukesh Singh
Title: Director

Danaher Corporation
Amendment No. 2 to Second Amended and Restated Credit Agreement
Signature Pages

BANK OF AMERICA, N.A., LONDON BRANCH,
as a Swing Line Lender
By:     /s/ Fiona Malitsky
Name:     Fiona Malitsky
Title:     Vice President

Danaher Corporation
Amendment No. 2 to Second Amended and Restated Credit Agreement
Signature Pages

CITIBANK, N.A., as a Lender and a Swing Line Lender
By:     /s/ Susan Olsen
Name:     Susan Olsen
Title:    Vice President

Danaher Corporation
Amendment No. 2 to Second Amended and Restated Credit Agreement
Signature Pages

BARCLAYS BANK PLC, as a Lender
By:     /s/ Jake Lam
Name:     Jake Lam
Title:     Assistant Vice President

Danaher Corporation
Amendment No. 2 to Second Amended and Restated Credit Agreement
Signature Pages

BNP PARIBAS, as a Lender
By:     /s/ Melissa Dyki
Name:     Melissa Dyki
Title:    Director

By:     /s/ Richard Pace
Name:     Richard Pace
Title:     Managing Director

Danaher Corporation
Amendment No. 2 to Second Amended and Restated Credit Agreement
Signature Pages

JPMORGAN CHASE BANK, N.A., as a Lender
By:     /s/ Kyler Eng
Name:     Kyler Eng
Title:     Vice President

Danaher Corporation
Amendment No. 2 to Second Amended and Restated Credit Agreement
Signature Pages

U.S. BANK NATIONAL ASSOCIATION, as a Lender
By:     /s/ David C. Mruk
Name:     David C. Mruk
Title:     SVP

Danaher Corporation
Amendment No. 2 to Second Amended and Restated Credit Agreement
Signature Pages

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender and a Swing Line Lender
By:     /s/ Darin Mullis
Name:     Darin Mullis
Title:     Managing Director

Danaher Corporation
Amendment No. 2 to Second Amended and Restated Credit Agreement
Signature Pages

THE BANK OF NOVA SCOTIA, as a Lender
By:     /s/ Winston Lua
Name:     Winston Lua
Title:     Director

Danaher Corporation
Amendment No. 2 to Second Amended and Restated Credit Agreement
Signature Pages

COMMERZBANK AG, NEW YORK BRANCH, as a Lender
By:     /s/ Michael Ravelo
Name:     Michael Ravelo
Title:     Managing Director

By:     /s/ John W. Deegan
Name:     John W. Deegan
Title:     Director

Danaher Corporation
Amendment No. 2 to Second Amended and Restated Credit Agreement
Signature Pages

GOLDMAN SACHS BANK USA, as a Lender
By:     /s/ Jamie Minieri
Name:     Jamie Minieri
Title:     Authorized Signatory

Danaher Corporation
Amendment No. 2 to Second Amended and Restated Credit Agreement
Signature Pages

INTESA SANPAOLO S.p.A., NEW YORK BRANCH, as a Lender
By:     /s/ Neil Derfler
Name:     Neil Derfler
Title:     Relationship Manager

By:     /s/ Alessandro Toigo
Name:     Alessandro Toigo
Title:     Regional Business Manager

Danaher Corporation
Amendment No. 2 to Second Amended and Restated Credit Agreement
Signature Pages

LLOYDS BANK CORPORATE MARKETS PLC, as a Lender
By:     /s/ Kamala Basdeo
Name:     Kamala Basdeo
Title:     Assistant Vice President
Transaction Execution

By:     /s/ Allen McGuire
Name:     Allen McGuire
Title:     Assistant Vice President
Transaction Execution

Danaher Corporation
Amendment No. 2 to Second Amended and Restated Credit Agreement
Signature Pages

MORGAN STANLEY BANK, N.A., as a Lender
By:     /s/ Jackson Eng
Name:     Jackson Eng
Title:     Authorized Signatory

Danaher Corporation
Amendment No. 2 to Second Amended and Restated Credit Agreement
Signature Pages

PNC BANK, NATIONAL ASSOCIATION, as a Lender
By:     /s/ Stephanie Lalos
Name:     Stephanie Lalos
Title:     Assistant Vice President

Danaher Corporation
Amendment No. 2 to Second Amended and Restated Credit Agreement
Signature Pages

ROYAL BANK OF CANADA, as a Lender
By:     /s/ Diana Lee
Name:     Diana Lee
Title:     Authorized Signatory

Danaher Corporation
Amendment No. 2 to Second Amended and Restated Credit Agreement
Signature Pages

BANCO BILBAO VIZCAYA ARGENTARIA, S.A., NEW YORK BRANCH, as a Lender
By:     /s/ Brian Crowley
Name:     Brian Crowley
Title:     Managing Director

By:     /s/ Miriam Trautman
Name:     Miriam Trautman
Title:     Senior Vice President

Danaher Corporation
Amendment No. 2 to Second Amended and Restated Credit Agreement
Signature Pages

BANCO SANTANDER BANK, S.A., NEW YORK BRANCH, as a Lender
By:     /s/ Rita Walz-Cuccioli
Name:     Rita Walz-Cuccioli
Title:     Executive Director
Banco Santander S.A. New York Branch

By:     /s/ Terence Corcoran
Name:     Terence Corcoran
Title:     Executive Director
Banco Santander S.A. New York Branch

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STANDARD CHARTERED BANK, as a Lender
By:     /s/ James Beck
Name:     James Beck
Title:     Associate Director

Danaher Corporation
Amendment No. 2 to Second Amended and Restated Credit Agreement
Signature Pages

SUMITOMO MITSUI BANKING CORPORATION, as a Lender
By:     /s/ Michael Maguire
Name:     Michael Maguire
Title:     Executive Director

Danaher Corporation
Amendment No. 2 to Second Amended and Restated Credit Agreement
Signature Pages

TORONTO-DOMINION BANK, NEW YORK BRANCH, as a Lender
By:     /s/ Michael Borowiecki
Name:     MICHAEL BOROWIECKI
Title:     AUTHORIZED SIGNATORY

Danaher Corporation
Amendment No. 2 to Second Amended and Restated Credit Agreement
Signature Pages

THE NORTHERN TRUST COMPANY, as a Lender
By:     /s/ Kimberly A. Crotty
Name:     Kimberly A. Crotty
Title:     VP

Danaher Corporation
Amendment No. 2 to Second Amended and Restated Credit Agreement
Signature Pages

DBS BANK LTD., as a Lender
By:     /s/ Yeo How Ngee
Name:     Yeo How Ngee
Title:     Managing Director

Danaher Corporation
Amendment No. 2 to Second Amended and Restated Credit Agreement
Signature Pages

NORDEA BANK ABP, NEW YORK BRANCH, as a Lender
By:     /s/ Olli Savikko
Name:     Olli Savikko
Title:     Senior Vice President

By:     /s/ Leena Parker
Name:    Leena Parker
Title:     Senior Vice President

Danaher Corporation
Amendment No. 2 to Second Amended and Restated Credit Agreement
Signature Pages

WESTPAC BANKING CORPORATION, as a Lender
By:     /s/ Richard Yarnold
Name:     Richard Yarnold
Title:     Director

Danaher Corporation
Amendment No. 2 to Second Amended and Restated Credit Agreement
Signature Pages

Exhibit A
(to Amendment No. 2)
SCHEDULE 2.01
COMMITMENTS
AND PRO RATA SHARES

121841766_2

Lender	Commitment	Pro Rata Share	Swing Line Commitment (for Dollars)	Swing Line Commitment (for Euros)
Bank of America, N.A.	$200,000,000.00	4.000000000%
Bank of America, N.A., London Branch	--	--		$250,000,000.00
Barclays Bank PLC	$200,000,000.00	4.000000000%
BNP Paribas	$200,000,000.00	4.000000000%
Citibank, N.A.	$200,000,000.00	4.000000000%	$125,000,000.00
HSBC Bank USA, National Association	$200,000,000.00	4.000000000%
JPMorgan Chase Bank, N.A.	$200,000,000.00	4.000000000%
Mizuho Bank, LTD	$200,000,000.00	4.000000000%
MUFG Bank, Ltd.	$200,000,000.00	4.000000000%
U.S. Bank National Association	$200,000,000.00	4.000000000%
Wells Fargo Bank, National Association	$200,000,000.00	4.000000000%	$125,000,000.00
The Bank of Nova Scotia	$172,500,000.00	3.450000000%
Commerzbank AG, New York Branch	$172,500,000.00	3.450000000%
Credit Suisse AG, Cayman Islands Branch	$172,500,000.00	3.450000000%
Deutsche Bank AG, New York Branch	$172,500,000.00	3.450000000%
Goldman Sachs Bank USA	$172,500,000.00	3.450000000%
Intesa Sanpaolo S.p.A., New York Branch	$172,500,000.00	3.450000000%
Lloyds Bank Corporate Markets plc	$172,500,000.00	3.450000000%
PNC Bank, National Association	$172,500,000.00	3.450000000%
Royal Bank of Canada	$172,500,000.00	3.450000000%
Banco Santander, S.A., New York Branch	$172,500,000.00	3.450000000%
Standard Chartered Bank	$172,500,000.00	3.450000000%
Sumitomo Mitsui Banking Corporation	$172,500,000.00	3.450000000%
Toronto-Dominion Bank, New York Branch	$172,500,000.00	3.450000000%
Morgan Stanley Bank, N.A.	$122,500,000.00	2.450000000%
The Northern Trust Company	$115,000,000.00	2.300000000%
Banco Bilbao Vizcaya Argentaria S.A., New York Branch	$70,000,000.00	1.400000000%
The Bank of New York Mellon	$70,000,000.00	1.400000000%
Danske Bank A/S	$70,000,000.00	1.400000000%
DBS Bank Ltd.	$70,000,000.00	1.400000000%
Nordea Bank Abp, New York Branch	$70,000,000.00	1.400000000%
Westpac Banking Corporation	$70,000,000.00	1.400000000%
ICICI Bank Limited, New York Branch	$50,000,000.00	1.000000000%
Morgan Stanley Senior Funding Inc.	$50,000,000.00	1.000000000%
Total	$5,000,000,000.00	100.000000000%	$250,000,000.00	$250,000,000.00

Exhibit B
(to Amendment No. 2)

121841766_2

SCHEDULE 11.02
ADMINISTRATIVE AGENT’S OFFICE;
CERTAIN ADDRESSES FOR NOTICES
DANAHER CORPORATION
and DESIGNATED BORROWERS:
Danaher Corporation
2200 Pennsylvania Avenue, N.W., Suite 800W
Washington, D.C. 20037-1701
Website Address: www.danaher.com
U.S. Taxpayer Identification Number: 59-1995548

Attention:	Vice President and Treasurer
Telephone:
Facsimile:
E-Mail:

Attention: Executive Vice President, Chief Financial Officer
Telephone:
Facsimile:
E-Mail:

Attention: Vice President, Associate General Counsel
Telephone:
Facsimile:
E-Mail:

121841766_2

ADMINISTRATIVE AGENT:
Administrative Agent’s Office (for payments and Requests for Borrowings):
Bank of America, N.A.
900 W. Trade Street
Mail Code: NC1-026-06-04
Charlotte, North Carolina 28255
Attention:
Telephone:
Facsimile:
E-Mail:

Account No. (for Dollars):
Reference: Danaher Corp.
ABA Number:    026009593

Account No. (for Euro):
Reference: Danaher Corp.
Swift Code: BOFAGB22

Account No. (for Sterling):
Reference: Danaher Corp.
Swift Code: BOFAGB22

Account No. (for Yen):
Reference: Danaher Corp.
Swift Code: BOFAJPJX

Other Notices as Administrative Agent:
Bank of America, N.A.
Agency Management
555 California Street, 4th Floor
Mail Code: CA5-705-04-09
San Francisco, California 94104
Attention:
Telephone:
Facsimile:
E-Mail:

121841766_2

SWING LINE LENDERS:
Bank of America, N.A.
900 W. Trade Street
Mail Code: NC1-026-06-04
Charlotte, North Carolina 28255
Attention:
Telephone:
Facsimile:
E-Mail:

Account No.:
Reference: Danaher Corp.
ABA No.: 026009593

Citibank, N.A.
Name: Loan Administration
Address: CITIBANK NA
1615 Brett Road, Building III
New Castle, DE 19720
Telephone:
Fax:
E-mail Address:

ABA #021000089
Account #
Account Name:  SSB
Reference:  Danaher Corporation
Wells Fargo Bank, National Association
711 Plantation Road
Roanoke, Virginia 24019
Attention:
Telephone:
Facsimile:

Email:

ABA #121000248

121841766_2

Account No.:
Account Name: Roanoke In/Out Wire Account
Attention: MCTNA

SWING LINE LENDERS (for Swing Line Loans in Euros on non-Business Day in U.S.):

Bank of America, N.A., London Branch

Team:

E-Mail:
Telephone:
Facsimile:

E-Mail:
Telephone:
Facsimile:

E-Mail:
Telephone:
Facsimile:

E-Mail:
Telephone:
Facsimile:

121841766_2